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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    AMENDMENT
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) December 8, 2005


                              SAMURAI ENERGY CORP.
                      (formerly J.R. Bassett Optical, Inc.)
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

          033-27651                                  87-0469497
 (Commission File Number)              (IRS Employer Identification Number)

                         11757 Katy Freeway, Suite 1300
                              Houston, Texas 77079
                    (Address of principal executive offices)

                                 (713) 771-5500
              (Registrant's telephone number, including area code)

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         1. i. Samurai Energy Corp.'s, a Delaware corporation ("Registrant") primary accountant, Davis, Monk & Company chose not to stand for reappointment for the Registrant as of December 20, 2005.

                  ii. No reports on the financial statements prepared by Davis, Monk & Company over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

                 iii. The decision to change accountants was, recommended and approved by the Board of Directors, on December 8, 2005.

                 iv. During the registrant's two most recent fiscal years, and the subsequent interim period through December 8, 2005 (the date of dismissal), there were no disagreements with Davis, Monk & Company on any matter of accounting principals or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Davis, Monk & Company would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         2.       i.       The registrant retained the services of the
                           accounting firm of Malone & Bailey, P.C. on December
                           8, 2005 as  their principal accountant.

                 ii. During the Registrant's fiscal years ended December 31, 2003 and 2004 and any later interim period, including the interim up to and including the date the relationship with Davis, Monk & Company ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                  iii. Neither the Registrant nor anyone acting on its behalf consulted the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.

                  iv. During the Registrant's fiscal years ended December 31, 2003 and 2004, and any later interim period, including the interim up to and including the date the relationship with Davis, Monk & Company ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

                  v. During the two most recent fiscal years and the subsequent interim period through December 31, 2005 the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Registrant's fiscal years ended December 31, 2003 and 2004, and any later interim period, including the interim up to and including the date the relationship with Davis, Monk & Company ceased.

                  vi. The former accountants did not advise the Company that:

                           a.          internal controls necessary to develop
                                        reliable financial statements did not
                                        exist; or

                           b.          information has come to the attention of
                                        the former accountant which made the
                                        accountant unwilling to rely on
                                        management's representations, or
                                        unwilling to be associated with the
                                        financial statements prepared by
                                        management; or

                           c.          the scope of the audit should be
                                       expanded significantly, or information
                                       has come to the accountant's attention
                                       that the accountant has concluded will,
                                       or if further investigated might,
                                       materially impact the fairness or
                                       reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report) , and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

         None

Exhibits

         16 - Letter re change in certifying accountant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SAMURAI ENERGY CORP.



                                          By: /s/Samuel M. Skipper
                                             ----------------------------------
                                             Samuel M. Skipper, President


Date:  December 28, 2005